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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 1, 2004


                        COMMISSION FILE NUMBER: 000-33439

                       ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



                    Nevada                               88-044839
                    ------                               ---------
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)               Identification No.)



                  1001 FANNIN, SUITE 1700, HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip code)


                                 (713) 307-8700
              (Registrant's telephone number, including area code)



                      Continental Southern Resources, Inc.
         (Former name, former address and former fiscal year, if changed since last report)

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                       ENDEAVOUR INTERNATIONAL CORPORATION

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Effective February 27, 2004, Continental Southern Resources, Inc. has changed its name to Endeavour International Corporation ("Endeavour" or the "Company"). Endeavour is a Nevada corporation with principal executive offices located at 1001 Fannin, Suite 1700, Houston, Texas 77002. In connection with the name change, Endeavour also changed its trading symbol form "CSOR" to "EVOR" and will begin trading under the new symbol on the OTC Bulletin Board effective today.

         The corporate name change was effected through a short form merger involving a newly created Nevada subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of the Company's press release dated March 1, 2004.

       Exhibit No.     Description of Exhibit
       -----------     ----------------------

         10.1 Plan and Agreement of Merger dated February 27, 2004, between Continental Southern Resources, Inc.
                       (n/k/a Endeavour International Corporation) and its wholly-owned subsidiary Endeavour International Corporation.

         99            Press Release dated March 1, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

By:

/s/ William L. Transier
William L. Transier
Co-Chief Executive Officer

Date:  March 1, 2004